Exhibit 99.1

The Navigators Group, Inc.
CORPORATE NEWS

Navigators Reports Second Quarter Earnings, Net Income up 21%

Stamford, CT – August 7, 2014 — The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $16.9 million, or $1.17 per diluted share, for the three months ended June 30, 2014 compared to $13.9 million, or $0.97 per diluted share, for the comparable period in 2013. Operating earnings were $15.0 million, or $1.04 per diluted share, for the second quarter of 2014 compared to $11.8 million, or $0.82 per diluted share, for the comparable period in 2013.

For the six months ended June 30, 2014, the Company reported net income of $44.8 million, or $3.11 per diluted share compared to $27.8 million, or $1.93 per diluted share, for the comparable period in 2013. Operating earnings were $35.9 million, or $2.49 per diluted share, for the six months ended June 30, 2014 compared to $22.6 million, or $1.56 per diluted share, for the comparable period in 2013.

Gross written premiums and net written premiums for the three months ended June 30, 2014 were $348.8 million and $231.9 million, respectively, an increase of 5.0% and 16.8% from the comparable period in 2013.

Gross written premiums and net written premiums for the six months ended June 30, 2014 were $771.6 million and $543.7 million, respectively, an increase of 6.4% and 16.2% from the comparable period in 2013.

The combined loss and expense ratio for the three and six months ended June 30, 2014 was 95.3% and 93.8%, respectively, compared to 97.7% and 97.8% for the comparable periods in 2013.

“We are pleased with our financial performance for the first six months of 2014, with net income up 61% and book value per share growth of 7.3%” stated Stan Galanski, President and Chief Executive Officer. “Despite large loss activity in our marine liability business at Lloyd’s, we reported solid underwriting profit, with a combined ratio of 95.3% for the quarter, a more than two point improvement from second quarter 2013. Our U.S. marine business and global management and professional liability units made meaningful earnings contributions to the quarter. We achieved double-digit growth in net written premium, resulting both from ongoing new business success, most notably in our U.S. casualty units and international D&O, and from the restructuring of several ceded reinsurance treaties earlier in the year. We continue to focus on identifying good opportunities for profitable growth.”

Stockholders’ equity was $972.1 million, or $68.16 per share, as of June 30, 2014 compared to $902.2 million, or $63.54 per share, as of December 31, 2013.

400 Atlantic Street	Stamford, CT 06901
TEL (203) 905-6090	FAX (203) 658-1821

News Release

August 7, 2014

Net investment income for the three and six months ended June 30, 2014 was $15.6 million and $32.3 million, respectively, an increase of 9.8% and 15.6% from the comparable periods in 2013. The annualized pre-tax investment yield, excluding net realized gains and losses and other-than-temporary impairment losses recognized in earnings, was 2.5% and 2.6% for the three and six months ended June 30, 2014, compared to 2.4% for each of the comparable periods in 2013. The effective tax rate on net investment income was 27.0% and 27.5% for the three and six months ended June 30, 2014, respectively, compared to 27.6% and 28.0% for the comparable periods in 2013.

The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA/Aa” as defined by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 3.8 years as of June 30, 2014. As of June 30, 2014, net unrealized gains within our investment portfolio were $75.8 million, an increase of $39.8 million compared to December 31, 2013.

There were $4.5 million of net realized gains recognized in earnings for the three months ended June 30, 2014, compared to $3.3 million for the same period in 2013. For the six months ended June 30, 2014, there were $5.3 million of net realized gains, compared to $8.1 million for the same period in 2013.

Other income for the six months ended June 30, 2014 includes a one-time foreign exchange gain of $10.0 million ($6.6 million after-tax) due to a change in the functional currency of our Lloyd’s Operations, which is equally offset by a reversal within the Accumulated Other Comprehensive Income component of stockholders’ equity.

Consolidated net cash flow from operations for the three and six months ended June 30, 2014 was $69.3 million and $78.1 million, respectively, compared to $44.2 million and $48.5 million for the comparable periods in 2013.

The Company will hold a conference call on Friday, August 8, 2014 starting at 8:30 a.m. ET to discuss the 2014 second quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is (888)-364-3109 and the international dial-in is (719) 325-2491. Participants may connect to the webcast at:

http://www.media-server.com/m/p/trvmhk48

Operating earnings, or net income excluding after-tax net realized gains (losses), net other-than-temporary impairment losses recognized in earnings, and after-tax foreign exchange gains and losses resulting from foreign currency transactions (transactions denominated in a currency other than the entity’s functional currency) and translation adjustments (translation of foreign currency denominated assets and liabilities into the entity’s functional currency), is a non-GAAP financial measure that is a common performance measurement for insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies and operations at Lloyd’s. Navigators has offices in the United States, the United Kingdom and Continental Europe, as well as representative offices in China and Brazil.

The Navigators Group, Inc. logo is available at http://www.globenewswire.com/newsroom/prs /?pkgid=7778

News Release

August 7, 2014

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco
Senior Vice President and Chief Financial Officer
(203) 905-6343
cdefalco@navg.com
www.navg.com

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Financial Highlights

($ in thousands, except share and per share data)

(unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
Results of Operations	2014	2013	Change	2014	2013	Change

Gross written premiums	$348,795	$332,128	5.0%	$771,585	$725,350	6.4%
Net written premiums	231,864	198,469	16.8%	543,714	467,921	16.2%

Revenues:
Net earned premiums	231,084	205,814	12.3%	456,356	408,142	11.8%
Net investment income	15,648	14,246	9.8%	32,258	27,903	15.6%
Total other-than-temporary impairment losses	—	—	NM	—	(42)	NM
Portion of loss recognized in other comprehensive income (before tax)	—	—	NM	—	—	NM

Net other-than-temporary impairment losses recognized in earnings	—	—	NM	—	(42)	NM
Net realized gains (losses)	4,473	3,345	33.7%	5,306	8,159	–35.0%
Other income	(1,665)	(915)	82.0%	8,734	(297)	NM

Total revenues	249,540	222,490	12.2%	502,654	443,865	13.2%

Expenses:
Net losses and loss adjustment expenses	140,220	131,148	6.9%	275,287	262,490	4.9%
Commission expenses	32,150	28,391	13.2%	57,877	54,946	5.3%
Other operating expenses	47,992	40,678	18.0%	95,138	81,552	16.7%
Interest expense	4,319	2,052	110.5%	8,171	4,103	99.1%

Total expenses	224,681	202,269	11.1%	436,473	403,091	8.3%

Income before income taxes	24,859	20,221	22.9%	66,181	40,774	62.3%

Income tax expense (benefit)	7,998	6,284	27.3%	21,352	12,927	65.2%

Net income (loss)	$16,861	$13,937	21.0%	$44,829	$27,847	61.0%

Per Share Data
Net income per common share:
Basic	$1.18	$0.99	19.9%	$3.15	$1.97	59.4%
Diluted	$1.17	$0.97	21.4%	$3.11	$1.93	61.3%

Average common shares outstanding:
Basic	14,259,753	14,131,422		14,246,701	14,108,747
Diluted	14,377,476	14,428,117		14,401,740	14,434,232

Underwriting Ratios
Loss Ratio	60.7%	63.7%		60.3%	64.3%
Expense Ratio	34.6%	34.0%		33.5%	33.5%

Combined Ratio	95.3%	97.7%		93.8%	97.8%

Balance Sheet Data	June 30,	March 31,		June 30,	Dec. 31,
	2014	2014		2014	2013
Stockholders’ equity	$972,080	$936,834	3.8%	$972,080	$902,212	7.7%
Book value per share	$68.16	$65.72	3.7%	$68.16	$63.54	7.3%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

($ in thousands, except share data)

	June 30,	December 31,
	2014	2013
	(unaudited)
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2014, $2,177,094; 2013, $2,036,999)	$2,220,855	$2,047,873
Equity securities, available-for-sale, at fair value (cost: 2014, $148,412; 2013, $118,804)	180,486	143,954
Short-term investments, at cost which approximates fair value	226,237	296,250
Cash	72,604	86,509

Total investments and cash	2,700,182	2,574,586

Premiums receivable	417,122	325,025
Prepaid reinsurance premiums	246,699	247,822
Reinsurance recoverable on paid losses	42,074	38,384
Reinsurance recoverable on unpaid losses and loss adjustment expenses	841,981	822,438
Deferred policy acquisition costs	76,975	67,007
Accrued investment income	14,579	13,866
Goodwill and other intangible assets	7,218	7,177
Current income tax receivable, net	7,149	9,918
Deferred income tax, net	17,307	28,187
Other assets	44,445	35,042

Total assets	$4,415,731	$4,169,452

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$2,137,802	$2,045,071
Unearned premiums	801,302	714,606
Reinsurance balances payable	159,261	167,252
Senior notes	263,373	263,308
Payable for investments purchased	18,615	7,624
Accounts payable and other liabilities	63,298	69,379

Total liabilities	3,443,651	3,267,240

Stockholders’ equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	—	$—
Common stock, $.10 par value, authorized 50,000,000 shares, issued 17,772,359 shares for 2014 and 17,709,876 shares for 2013	1,776	1,770
Additional paid-in capital	339,523	335,546
Treasury stock, at cost (3,511,380 shares for 2014 and 2013)	(155,801)	(155,801)
Retained earnings	737,166	692,337
Accumulated other comprehensive income	49,416	28,360

Total stockholders’ equity	972,080	902,212

Total liabilities and stockholders’ equity	$4,415,731	$4,169,452

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Comparative Premium Data

($ in thousands)

	Three Months			Six Months
	2014	2013	Change	2014	2013	Change
Gross Written Premiums:
Insurance Companies:
Marine	$48,119	$43,077	11.7%	$100,352	$93,924	6.8%
Property Casualty	168,597	152,095	10.8%	397,953	371,059	7.2%
Professional Liability	27,013	33,393	–19.1%	57,222	65,210	–12.2%

	243,729	228,565	6.6%	555,527	530,193	4.8%
Lloyd’s Operations:
Marine	46,005	45,893	0.2%	108,962	99,537	9.5%
Property Casualty	37,162	41,217	–9.8%	70,241	66,275	6.0%
Professional Liability	21,899	16,453	33.1%	36,855	29,345	25.6%

	105,066	103,563	1.5%	216,058	195,157	10.7%

Total	$348,795	$332,128	5.0%	$771,585	$725,350	6.4%

	Three Months			Six Months
	2014	2013	Change	2014	2013	Change
Net Written Premiums:
Insurance Companies:
Marine	$35,357	$27,366	29.2%	$76,481	$68,507	11.6%
Property Casualty	119,633	90,711	31.9%	291,994	240,662	21.3%
Professional Liability	19,051	25,303	–24.7%	39,517	50,530	–21.8%

	174,041	143,380	21.4%	407,992	359,699	13.4%
Lloyd’s Operations:
Marine	29,562	34,060	–13.2%	81,693	73,618	11.0%
Property Casualty	14,392	12,181	18.2%	30,926	19,493	58.7%
Professional Liability	13,869	8,848	56.7%	23,103	15,111	52.9%

	57,823	55,089	5.0%	135,722	108,222	25.4%

Total	$231,864	$198,469	16.8%	$543,714	$467,921	16.2%

	Three Months			Six Months
	2014	2013	Change	2014	2013	Change
Net Earned Premiums:
Insurance Companies:
Marine	$31,752	$31,798	–0.1%	$64,512	$68,523	–5.9%
Property Casualty	124,695	99,477	25.4%	235,521	192,195	22.5%
Professional Liability	21,965	25,272	–13.1%	44,263	50,160	–11.8%

	178,412	156,547	14.0%	344,296	310,878	10.7%
Lloyd’s Operations:
Marine	32,213	34,623	–7.0%	71,100	68,668	3.5%
Property Casualty	11,463	8,562	33.9%	24,421	16,441	48.5%
Professional Liability	8,996	6,082	47.9%	16,539	12,155	36.1%

	52,672	49,267	6.9%	112,060	97,264	15.2%

Total	$231,084	$205,814	12.3%	$456,356	$408,142	11.8%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

June 30, 2014

($ in thousands)

	Insurance Companies	Lloyd’s Operations	Corporate (1)	Total
Gross written premiums	$243,729	$105,066	$—	$348,795
Net written premiums	174,041	$57,823	—	231,864

Net earned premiums	178,412	$52,672	—	231,084
Net losses and loss adjustment expenses	(108,502)	(31,718)	—	(140,220)
Commission expenses	(23,021)	(9,675)	546	(32,150)
Other operating expenses	(34,415)	(13,577)	—	(47,992)
Other underwriting income (expense)	768	13	(546)	235

Underwriting profit (loss)	13,242	(2,285)	—	10,957

Net investment income	13,805	1,824	19	15,648
Net realized gains (losses)	4,458	15	—	4,473
Interest expense	—	—	(4,319)	(4,319)
Other income (expense)	(68)	(1,832)	—	(1,900)

Income (loss) before income taxes	31,437	(2,278)	(4,300)	24,859

Income tax expense (benefit)	10,049	(672)	(1,379)	7,998

Net income (loss)	$21,388	$(1,606)	$(2,921)	$16,861

Losses and loss adjustment expenses ratio	60.8%	60.2%		60.7%
Commission expense ratio	12.9%	18.4%		13.9%
Other operating expense ratio (2)	18.9%	25.7%		20.7%

Combined ratio	92.6%	104.3%		95.3%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other underwriting income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

June 30, 2013

($ in thousands)

	Insurance Companies	Lloyd’s Operations	Corporate (1)	Total
Gross written premiums	$228,565	$103,563	$—	$332,128
Net written premiums	143,380	55,089	—	198,469

Net earned premiums	156,547	49,267	—	205,814
Net losses and loss adjustment expenses	(106,668)	(24,480)	—	(131,148)
Commission expenses	(20,573)	(8,335)	517	(28,391)
Other operating expenses	(29,829)	(10,849)	—	(40,678)
Other income (expense)	689	(1,087)	(517)	(915)

Underwriting profit (loss)	166	4,516	—	4,682

Net investment income	12,515	1,728	3	14,246
Net realized gains (losses)	3,099	242	4	3,345
Interest expense	—	—	(2,052)	(2,052)

Income (loss) before income taxes	15,780	6,486	(2,045)	20,221

Income tax expense (benefit)	4,785	2,206	(707)	6,284

Net income (loss)	$10,995	$4,280	$(1,338)	$13,937

Losses and loss adjustment expenses ratio	68.1%	49.7%		63.7%
Commission expense ratio	13.1%	16.9%		13.8%
Other operating expense ratio (2)	18.7%	24.2%		20.2%

Combined ratio	99.9%	90.8%		97.7%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Six Months Ended

June 30, 2014

($ in thousands)

	Insurance Companies	Lloyd’s Operations	Corporate (1)	Total
Gross written premiums	$555,527	$216,058	$—	$771,585
Net written premiums	407,992	$135,722	—	543,714

Net earned premiums	344,296	$112,060	—	456,356
Net losses and loss adjustment expenses	(214,929)	(60,358)	—	(275,287)
Commission expenses	(39,731)	(19,201)	1,055	(57,877)
Other operating expenses	(67,802)	(27,336)	—	(95,138)
Other underwriting income (expense)	1,426	19	(1,055)	390

Underwriting profit (loss)	23,260	5,184	—	28,444

Net investment income	28,582	3,639	37	32,258
Net realized gains (losses)	5,695	(389)	—	5,306
Interest expense	—	—	(8,171)	(8,171)
Other income (expense)	(19)	8,363	—	8,344

Income (loss) before income taxes	57,518	16,797	(8,134)	66,181

Income tax expense (benefit)	18,161	5,966	(2,775)	21,352

Net income (loss)	$39,357	$10,831	$(5,359)	$44,829

Losses and loss adjustment expenses ratio	62.4%	53.9%		60.3%
Commission expense ratio	11.5%	17.1%		12.7%
Other operating expense ratio (2)	19.3%	24.4%		20.8%

Combined ratio	93.2%	95.4%		93.8%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other underwriting income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Six Months Ended

June 30, 2013

($ in thousands)

	Insurance Companies	Lloyd’s Operations	Corporate (1)	Total
Gross written premiums	$530,193	$195,157	$—	$725,350
Net written premiums	359,699	108,222	—	467,921

Net earned premiums	310,878	97,264	—	408,142
Net losses and loss adjustment expenses	(213,653)	(48,837)	—	(262,490)
Commission expenses	(39,090)	(16,956)	1,100	(54,946)
Other operating expenses	(59,172)	(22,380)	—	(81,552)
Other income (expense)	1,348	(545)	(1,100)	(297)

Underwriting profit (loss)	311	8,546	—	8,857

Net investment income	24,466	3,430	7	27,903
Net realized gains (losses)	7,891	222	4	8,117
Interest expense	—		(4,103)	(4,103)

Income (loss) before income taxes	32,668	12,198	(4,092)	40,774

Income tax expense (benefit)	10,199	4,242	(1,514)	12,927

Net income (loss)	$22,469	$7,956	$(2,578)	$27,847

Losses and loss adjustment expenses ratio	68.7%	50.2%		64.3%
Commission expense ratio	12.6%	17.4%		13.5%
Other operating expense ratio (2)	18.6%	23.6%		20.0%

Combined ratio	99.9%	91.2%		97.8%

(1)	The Corporate segment includes intercompany eliminations.
(2)	The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Underwriting Results

($ in thousands)

	Three Months Ended June 30, 2014
	Net Earned Premiums	Losses and LAE Incurred	Underwriting Expenses	Underwriting Profit (Loss)	Loss Ratio	Expense Ratio	Combined Ratio
Insurance Companies:
Marine	$31,752	$11,166	$12,487	$8,099	35.2%	39.3%	74.5%
Property Casualty	124,695	87,415	35,895	1,385	70.1%	28.8%	98.9%
Professional Liability	21,965	9,921	8,286	3,758	45.2%	37.7%	82.9%

Total Insurance Companies	178,412	108,502	56,668	13,242	60.8%	31.8%	92.6%

Lloyd’s Operations:
Marine	32,213	24,213	14,738	(6,738)	75.2%	45.7%	120.9%
Property Casualty	11,463	5,129	5,196	1,138	44.7%	45.4%	90.1%
Professional Liability	8,996	2,376	3,305	3,315	26.4%	36.7%	63.1%

Total Lloyd’s	52,672	31,718	23,239	(2,285)	60.2%	44.1%	104.3%

Total All	$231,084	$140,220	$79,907	$10,957	60.7%	34.6%	95.3%

	Three Months Ended June 30, 2013
	Net Earned Premiums	Losses and LAE Incurred	Underwriting Expenses	Underwriting Profit (Loss)	Loss Ratio	Expense Ratio	Combined Ratio
Insurance Companies:
Marine	$31,798	$17,295	$13,124	$1,379	54.4%	41.3%	95.7%
Property Casualty	99,477	70,757	27,999	721	71.1%	28.2%	99.3%
Professional Liability	25,272	18,616	8,590	(1,934)	73.7%	34.0%	107.7%

Total Insurance Companies	156,547	106,668	49,713	166	68.1%	31.8%	99.9%

Lloyd’s Operations:
Marine	34,623	18,218	14,914	1,491	52.6%	43.1%	95.7%
Property Casualty	8,562	6,795	3,272	(1,505)	79.4%	38.2%	117.6%
Professional Liability	6,082	(533)	2,085	4,530	–8.8%	34.3%	25.5%

Total Lloyd’s	49,267	24,480	20,271	4,516	49.7%	41.1%	90.8%

Total All	$205,814	$131,148	$69,984	$4,682	63.7%	34.0%	97.7%

	Amounts		Loss Ratio
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Net Incurred Loss Activity For the Three Months Ended:
Insurance Companies:
Loss and LAE payments	$77,300	$100,920	43.3%	64.4%
Change in reserves	31,202	5,748	17.5%	3.7%

Net incurred loss and LAE	108,502	106,668	60.8%	68.1%

Lloyd’s Operations:
Loss and LAE payments	26,322	27,428	50.0%	55.7%
Change in reserves	5,396	(2,948)	10.2%	–6.0%

Net incurred loss and LAE	31,718	24,480	60.2%	49.7%

Total
Loss and LAE payments	103,622	128,348	44.9%	62.3%
Change in reserves	36,598	2,800	15.8%	1.4%

Net incurred loss and LAE	$140,220	$131,148	60.7%	63.7%

	Amounts		Loss Ratio Impact
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Impact of Prior Years Reserves Favorable / (Unfavorable) Development For the Three Months Ended:
Insurance Companies	$13,852	$(7,747)	6.0%	–3.8%
Lloyd’s Operations	6,663	5,834	2.9%	2.8%

Total	$20,515	$(1,913)	8.9%	–1.0%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Underwriting Results

($ in thousands)

	Six Months Ended June 30, 2014
	Net Earned Premiums	Losses and LAE Incurred	Underwriting Expenses	Underwriting Profit (Loss)	Loss Ratio	Expense Ratio	Combined Ratio
Insurance Companies:
Marine	$64,512	$28,574	$22,929	$13,009	44.3%	35.5%	79.8%
Property Casualty	235,521	162,520	66,853	6,148	69.0%	28.4%	97.4%
Professional Liability	44,263	23,835	16,325	4,103	53.8%	36.9%	90.7%

Total Insurance Companies	344,296	214,929	106,107	23,260	62.4%	30.8%	93.2%

Lloyd’s Operations:
Marine	71,100	43,643	29,863	(2,406)	61.4%	42.0%	103.4%
Property Casualty	24,421	9,755	10,005	4,661	39.9%	41.0%	80.9%
Professional Liability	16,539	6,960	6,650	2,929	42.1%	40.2%	82.3%

Total Lloyd’s	112,060	60,358	46,518	5,184	53.9%	41.5%	95.4%

Total All	$456,356	$275,287	$152,625	$28,444	60.3%	33.5%	93.8%

	Six Months Ended June 30, 2013
	Net Earned Premiums	Losses and LAE Incurred	Underwriting Expenses	Underwriting Profit (Loss)	Loss Ratio	Expense Ratio	Combined Ratio
Insurance Companies:
Marine	$68,523	$40,680	$25,952	$1,891	59.4%	37.8%	97.2%
Property Casualty	192,195	131,995	54,641	5,559	68.7%	28.4%	97.1%
Professional Liability	50,160	40,978	16,321	(7,139)	81.7%	32.5%	114.2%

Total Insurance Companies	310,878	213,653	96,914	311	68.7%	31.2%	99.9%

Lloyd’s Operations:
Marine	68,668	37,055	28,026	3,587	54.0%	40.8%	94.8%
Property Casualty	16,441	7,546	7,681	1,214	45.9%	46.7%	92.6%
Professional Liability	12,155	4,236	4,174	3,745	34.9%	34.3%	69.2%

Total Lloyd’s	97,264	48,837	39,881	8,546	50.2%	41.0%	91.2%

Total All	$408,142	$262,490	$136,795	$8,857	64.3%	33.5%	97.8%

	Amounts		Loss Ratio
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Net Incurred Loss Activity For the Six Months Ended:
Insurance Companies:
Loss and LAE payments	$152,210	$180,824	44.2%	58.1%
Change in reserves	62,719	32,829	18.2%	10.6%

Net incurred loss and LAE	214,929	213,653	62.4%	68.7%

Lloyd’s Operations:
Loss and LAE payments	52,075	57,890	46.5%	59.5%
Change in reserves	8,283	(9,053)	7.4%	–9.3%

Net incurred loss and LAE	60,358	48,837	53.9%	50.2%

Total
Loss and LAE payments	204,285	238,714	44.7%	58.5%
Change in reserves	71,002	23,776	15.6%	5.8%

Net incurred loss and LAE	$275,287	$262,490	60.3%	64.3%

	Amounts		Loss Ratio Impact
	June 30, 2014	June 30, 2013	June 30, 2014	June 30, 2013
Impact of Prior Years Reserves Favorable / (Unfavorable) Development For the Six Months Ended:
Insurance Companies	$13,304	$(15,477)	2.9%	–3.8%
Lloyd’s Operations	7,249	9,481	1.6%	2.3%

Total	$20,553	$(5,996)	4.5%	–1.5%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

($ in thousands)

	Case Reserves	IBNR Reserves	Total
Net Loss Reserves, June 30, 2014:
Insurance Companies:
Marine	$124,743	$92,972	$217,715
Property Casualty	174,784	427,244	602,028
Professional Liability	57,892	87,702	145,594

Total Insurance Companies	357,419	607,918	965,337

Lloyd’s Operations:
Marine	140,580	85,807	$226,387
Property Casualty	29,038	15,567	44,605
Professional Liability	13,227	46,265	59,492

Total Lloyd’s Operations	182,845	147,639	330,484

Total Net Loss Reserves	$540,264	$755,557	$1,295,821

	Case Reserves	IBNR Reserves	Total
Net Loss Reserves, December 31, 2013
Insurance Companies:
Marine	$122,909	$101,077	$223,986
Property Casualty	150,477	377,173	527,650
Professional Liability	61,117	89,865	150,982

Total Insurance Companies	334,503	568,115	902,618

Lloyd’s Operations:
Marine	133,060	85,685	218,745
Property Casualty	25,870	18,271	44,141
Professional Liability	14,013	43,116	57,129

Total Lloyd’s Operations	172,943	147,072	320,015

Total Net Loss Reserves	$507,446	$715,187	$1,222,633

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

June 30, 2014

As of June 30, 2014, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 3.8 years. The Company does not own any collateralized debt obligations (CDO’s), collateralized loan obligations (CLO’s) or asset backed commercial paper.

As of June 30, 2014, the Company owned two asset-backed securities approximating $0.5 million with subprime mortgage exposures. The securities have an effective maturity of 3.4 years. In addition, the Company owned a total of seven collateralized mortgage obligations and asset-backed securities approximating $1.8 million classified as Alt-A which is a credit category between prime and subprime. They have an effective maturity of 7.4 years. Such subprime and Alt-A categories are as defined by S&P. The Company is receiving principal and/or interest payments on all these securities and believes such amounts are fully collectible.

The following table sets forth our cash and investments as of June 30, 2014:

June 30, 2014	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost
	($ in thousands)
Fixed maturities:
U.S.Treasury bonds, agency bonds and foreign government bonds	$421,891	$4,313	$(4,339)	$421,917
States, municipalities and political subdivisions	564,782	15,833	(2,883)	551,832
Mortgage- and asset-backed securities:
Agency mortgage-backed securities	256,407	8,289	(1,753)	249,871
Residential mortgage obligations	60,867	1,832	(101)	59,136
Asset-backed securities	162,529	598	(381)	162,312
Commercial mortgage-backed securities	184,946	8,071	(131)	177,006

Subtotal	664,749	18,790	(2,366)	648,325

Corporate bonds	569,433	15,572	(1,159)	555,020

Total fixed maturities	2,220,855	54,508	(10,747)	2,177,094

Equity securities - common stocks	144,977	31,262	(964)	114,679
Equity securities - preferred stocks	35,509	1,799	(23)	33,733

Short-term investments	226,237	—	—	226,237

Cash	72,604	—	—	72,604

Total	$2,700,182	$87,569	$(11,734)	$2,624,347

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

June 30, 2014

($ in thousands)

The following tables set forth our agency mortgage-backed securities and residential mortgage obligations, categorized by those issued by GNMA, FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at June 30, 2013:

	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost
Agency mortgage-backed securities:
GNMA	$93,447	$3,219	$(1,233)	$91,461
FNMA	118,923	3,731	(486)	115,678
FHLMC	44,037	1,339	(34)	42,732

Total	$256,407	$8,289	$(1,753)	$249,871

	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Cost or Amortized Cost
Residential mortgage obligations:
Prime	$38,041	$1,106	$(78)	$37,013
Alt-A	1,845	117	(23)	1,751
Subprime	465	16	—	449
Non-US RMBS	20,516	593	—	19,923

Total	$60,867	$1,832	$(101)	$59,136